UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Heritage Drive, Suite 600, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Notification of Late Filing on Form 12b-25  filed by Stran & Company, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 16, 2024, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “Form 10-Q”) could not be filed within the prescribed time period without unreasonable effort or expense for the reasons set forth below:

As previously reported in the Company’s Current Report on Form 8-K  filed with the SEC on May 13, 2024, on May 3, 2024, the SEC issued an Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order (the “Order”), reporting that it had settled administrative and cease-and-desist proceedings against the Company’s former auditor, BF Borgers CPA PC (“BF Borgers”) and its sole audit partner, Benjamin F. Borgers CPA, permanently barring BF Borgers and Mr. Borgers from appearing or practicing before the SEC as an accountant.

As a result of the Order, BF Borgers is not currently permitted to appear or practice before the SEC for the reasons described in the Order.

Effective May 13, 2024, the Company therefore dismissed BF Borgers as its auditor.

In addition, as a result of the Order, the Company’s financial statements for the years ending December 31, 2023 and December 31, 2022, which were audited by BF Borgers, and the Company’s interim financial statements for the quarters ending March 31, 2023, June 30, 2023 and September 30, 2023, which were reviewed by BF Borgers, may no longer be included in or incorporated into the Company’s filings with the SEC, including without limitation the Form 10-Q.

Accordingly, the Company required additional time to engage a new independent registered public accounting firm to audit its annual financial statements and review its quarterly financial statements; to complete such firm’s review of the Company’s financial statements for the quarter ended March 31, 2024; and to confirm the impact of BF Borgers’ and Mr. Borger’s conduct as described in the Order on the Company’s financial statements for the Company’s financial statements for prior fiscal periods.

As previously reported in the Company’s Current Report on Form 8-K  filed with the SEC on June 20, 2024, on June 15, 2024, the Company engaged Marcum LLP as the Company’s new independent registered public accounting firm with the prior approval of the Audit Committee of the board of directors of the Company.

On June 21, 2024, the Company received a written notification (the “Notification Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is not in compliance with the periodic financial report filing requirement set forth in Nasdaq Listing Rule 5250(c)(1) for continued listing on The Nasdaq Capital Market tier of Nasdaq since the Company had not yet filed the Form 10-Q.

The Notification Letter further stated that the Company has 60 calendar days, or until August 20, 2024, to submit a plan (“Plan”) to Nasdaq to regain compliance, and, if Nasdaq accepts the Plan, Nasdaq may grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until December 16, 2024, to regain compliance. If Nasdaq does not accept the Plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company intends to file the Form 10-Q within the prescribed 60-day period, which will allow the Company to regain compliance. If the Company is unable to file its Form 10-Q within the 60-calendar day period, the Company intends to submit a Plan within that period and take all reasonable measures available to regain compliance. There can be no assurance that the Plan will be accepted by Nasdaq or that the Company will be able to regain compliance with the minimum requirements of the Nasdaq listing rules.

The Notification Letter does not impact the Company’s listing of its common stock, par value $0.0001 per share (“common stock”), or its warrants, each exercisable for one share of common stock, on The Nasdaq Capital Market at this time. However, the Notification Letter provides that the Company’s name will be included on a list of all non-compliant companies which Nasdaq makes available to investors on its website at listingcenter.nasdaq.com, beginning five business days from the date of the Notification Letter.

Item 7.01 Regulation FD Disclosure.

On June 24, 2024, the Company issued a press release announcing that the Company had received the Notification Letter. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release and the statements contained therein may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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